EXHIBIT 3.1
                          CERTIFICATE OF INCORPORATION

                                       OF

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                                    ARTICLE I

         The name of the corporation is "KFC National Purchasing
Cooperative, Inc."

                                   ARTICLE II

         The address of the corporation's registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted by the corporation is as follows:

                  (a) To operate a national purchasing cooperative on behalf of and for the benefit of Kentucky Fried Chicken retail operators with the corporation purchasing, from manufacturers and vendors various food, packaging, equipment and other consumable or disposable supplies (hereinafter called "Equipment and Supplies") for resale to Kentucky Fried Chicken retail operators and distributors who supply Kentucky Fried Chicken retail outlets.

                  (b) To operate solely for the benefit of Kentucky Fried Chicken retail outlets and operators.

                  (c) To carry on such other business as may be necessary, convenient or desirable to accomplish the above stated purposes, and to do all things incidental thereto which are not forbidden by law or these Articles of Incorporation.

                                   ARTICLE IV

         The authorized capital stock of the corporation shall be 12,000 shares of capital stock consisting of 2,000 shares of Membership Common Stock, no par value and 10,000 shares of Store Common Stock, no par value.

                  (a) Membership Common Stock shall be subject to the following preferences, privileges, and restrictions:

                           (i) Membership Common Stock shall be divided into
                  twelve Series, designated Series A through L. Except for Series H through L, inclusive, which shall consist of one (1) share each, the Board of Directors of the Corporation shall have the right, power and authority to establish and to increase or decrease the number of shares of each series of Membership Common Stock consistent with and in order to effectuate the terms of the Bylaws of the corporation, except that in no event shall the aggregate number of authorized shares of Series A through G Membership Common Stock exceed 1995 shares. Each stockholder member of each of Series A through J shall be entitled to case one (1) vote to elect one
                  (1) member of the Board of Directors to represent its Series. Each stockholder member of each of Series K and Series L shall be entitled to case one (1) vote to elect each of two (2) members of the Board of Directors to represent its Series.

                           (ii) As to all matters on which each stockholder is
                  entitled to vote, except the election of the Board of Directors, each share of Membership Common Stock shall be entitled to one (1) vote on each matter.

                           (iii) Membership Common Stock shall not be entitled
                  to receive dividends.

                           (iv) In the event of any liquidation of the
                  corporation, or other disposition of its assets, after payment of all debts and liabilities of the corporation, the holders of the Membership Common Stock shall be entitled only to receive Ten Dollars ($10.00) per share for each share of Membership Common Stock held, prior to any distribution being made to holders of the Store Common Stock.

                           (v) Membership Common Stock may only be issued to
                  persons, firms or entities who qualify for membership as provided in the Bylaws. Membership Common Stock is not transferable and shall be redeemed by the corporation in the manner provided in the Bylaws at Ten Dollars ($10.00) per share if a stockholder ceases to qualify as a member.

                 (b) Store Common Stock shall be subject to the following preferences, privileges and restrictions:

                           (i) Store Common Stock shall have no voting rights
                  except as otherwise required by Delaware law.

                           (ii) Except as provided in paragraph (a)(iv) of this
                  Article, Store Common Stock shall be the only class of capital stock entitled to receive dividends or other distributions on capital stock.

                           (iii) In the event of any liquidation of the
                  corporation, or other disposition of its assets, the holders of the Store Common Stock shall be entitled to receive the net assets of the corporation remaining after payment of all debts and liabilities of the corporation and payment of Ten Dollars ($10.00) per share to holders of Membership Common Stock.

                           (iv) Store Common Stock may be issued only to
                  persons, firms or entities who qualify for membership in the corporation as provided in the Bylaws. Shares of Store Common Stock may be transferred to persons, firms or entities who qualify for membership in the corporation if the corporation does not exercise its right of first refusal to purchase such shares under the terms and conditions provided in the Bylaws.

                                    ARTICLE V

         The names and mailing addresses of the incorporators are as follows:

         M. A. Ferrucci, P.O. Box 631, Wilmington, Delaware 19899

         F. J. Obara, Jr., P.O. Box 631, Wilmington, Delaware 19899

         R. F. Andrews, P.O. Box 631, Wilmington, Delaware 19899

         The incorporators shall have the power to designate the members of the corporation's initiated Board of Directors.

                                   ARTICLE VI

         Subject to the provisions of Article IV hereof, the property and affairs of the corporation shall be managed by a governing body to be known as the Board of Directors whose number shall be set in the Bylaws and who shall be nominated and elected as set forth in the Bylaws.

                                   ARTICLE VII

         Except as otherwise required by law, this Certificate of Incorporation may be altered, amended, or repealed by a two-thirds (2/3) vote of stockholder members, at any regular or special meeting of the stockholder members if notice of such alteration, amendment, or repeal of this Certificate of Incorporation is contained in the notice of such meeting.

         WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 5th day of September, 1978.

                                       /s/  M. A. Ferrucci
                                       -----------------------------------
                                       M. A. Ferrucci


                                       /s/  F. J. Obara, Jr.
                                       -----------------------------------
                                       F. J. Obara, Jr.


                                       /s/  R. F. Andrews
                                       -----------------------------------
                                       R. F. Andrews

                                    AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                            CERTIFICATE OF AMENDMENT


         The undersigned hereby certify that

         1. They are respectively the duly elected and acting President and Assistant Secretary of KFC National Purchasing Cooperative, Inc. (the "Cooperative"), a Delaware corporation.

         2. The following amendment to the Cooperative's Certificate of Incorporation was duly adopted on March 9, 1982 in accordance with the provisions of Section 242 of the Delaware Corporation Law, so that, effective November 1, 1981, paragraph (b)(iii) of Article IV of the Cooperative's Certificate of Incorporation shall read as amended in its entirety as follows:

                           "(iii) In the event of any liquidation of the
                  corporation, or other disposition of its assets, after payment of all debts and liabilities of the corporation and payment of Ten Dollars ($10.00) per share to holders of Membership Common Stock, the remaining assets of the corporation shall be distributed to the holders of Store Common Stock on a cooperative basis, that is, the corporation shall return to such stockholders the face amount of outstanding patronage equities and distribute the remaining assets to such stockholders on the basis of their past patronage insofar as such distribution is practicable."

         IN WITNESS WHEREOF, the undersigned have signed this certificate on April 9, 1982.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


                                       /s/   R. James Straus
                                       -----------------------------------
                                       R. James Straus, Assistant Secretary

STATE OF KENTUCKY

COUNTY OF JEFFERSON

         On April 9, 1982, before me, a notary public for the state and county aforesaid, personally came Thomas D. Henrion, President of KFC National Purchasing Cooperative, Inc., a Delaware corporation, known to me as such, and in his capacity as President acknowledged the foregoing certificate to be his act and deed, and, being first duly sworn, stated that the facts stated in the foregoing certificate are true.


                                       /s/   M. Ray Fryrear
                                       -----------------------------------
                                       Notary Public

                                       Commission expires:  Oct. 2, 1982
                                                            ------------


(SEAL)

                                    AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                            CERTIFICATE OF AMENDMENT


         The undersigned hereby certify that

         1. They are respectively the duly elected and acting President and Assistant Secretary of KFC National Purchasing Cooperative, Inc. (the "Cooperative"), a Delaware corporation.

         2. The following amendment to the Cooperative's Certificate of Incorporation was duly adopted on May 17, 1987 in accordance with the provisions of Section 242 of the Delaware Corporation law, so that, the following Article VIII is added to the Cooperative's Certificate of Incorporation to read in its entirety as follows:

                           A director of the corporation shall not be personally
                  liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under
                  Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, the undersigned have signed this certificate on May 27, 1987.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


                                       /s/   R. James Straus
                                       ------------------------------------
                                       R. James Straus, Assistant Secretary

STATE OF KENTUCKY

COUNTY OF JEFFERSON

         On May 27, 1987, before me, a notary public for the state and county aforesaid, personally came Thomas D. Henrion, President of KFC National Purchasing Cooperative, Inc., a Delaware corporation, known to me as such, and in his capacity as President acknowledged the foregoing certificate to be his act and deed, and, being first duly sworn, stated that the facts stated in the foregoing certificate are true.


                                       /s/   M. Ray Fryrear
                                       -----------------------------------
                                       Notary Public

                                       Commission expires:    9/29/90
                                                              ------------

(SEAL)

                                    AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                            CERTIFICATE OF AMENDMENT


         The undersigned hereby certify that

         1. They are respectively the duly elected and acting President and Assistant Secretary of KFC National Purchasing Cooperative, Inc. (the "Cooperative"), a Delaware corporation.

         2. The Board of Directors of the Cooperative, by a Unanimous Written Consent of Directors, dated March 9, 1990, duly adopted a resolution setting forth the following amendment (the "Amendment") to the Cooperative's Certificate of Incorporation, declaring the Amendment's advisability and directing that the Amendment be considered by the Cooperative's stockholders at the Cooperative's 1990 Annual Meeting of Stockholders, all in accordance with Section 242 of the General Corporation Law of Delaware. The Amendment amends Article III of the Cooperative's Certificate of Incorporation to read in its entirety as follows:

                                   Article III

                  The nature of the business or purposes to be conducted by the corporation is as follows:

                  (a) To operate a purchasing cooperative on behalf of and for the benefit of Kentucky Fried Chicken retail operators with the corporation purchasing from manufacturers and vendors various food, packaging, equipment, materials, supplies and services for resale to Kentucky Fried Chicken retail operators and others and to distributors who supply and serve Kentucky Fried Chicken and other retail outlets;

                  (b) To sponsor, create, assist and support programs, services and entities for the benefit of Kentucky Fried Chicken retail operators and outlets and others;

                  (c) To carry on such other business as may be necessary, convenient or desirable to accomplish the above stated purposes, and to do all things incidental thereto; and

                  (d) Except for acts and activities which the corporation's board of directors shall specifically determine are not consistent with the best interests of Kentucky Fried Chicken retail operators and outlets, to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         3. The Cooperative's stockholders duly adopted the Amendment on April 11, 1990, at the Cooperative's 1990 Annual Meeting of Stockholders, in accordance with Section 242 of the General Corporation Law of Delaware.

         IN WITNESS WHEREOF, the undersigned have signed this certificate on May 16, 1990.



                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President



                                       /s/   R. James Straus
                                       ------------------------------------
                                       R. James Straus, Assistant Secretary


STATE OF KENTUCKY           )
                            )
COUNTY OF JEFFERSON         )

         On May 16, 1990, before me, a notary public for the state and county aforesaid, personally came Thomas D. Henrion, President of KFC National Purchasing Cooperative, Inc., a Delaware corporation, known to me as such, and in his capacity as President acknowledged the foregoing certificate to be his act and deed, and, being first duly sworn, stated that the facts stated in the foregoing certificate are true.



                                        /s/   Deborah Jennemann
                                        -----------------------------------
                                        Notary Public

                                        Commission expires:    10/12/92
                                                              -------------

(SEAL)

                                    AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                            CERTIFICATE OF AMENDMENT


         The undersigned hereby certify that

         1. They are respectively the duly elected and acting President and Assistant Secretary of KFC National Purchasing Cooperative, Inc. (the "Cooperative"), a Delaware corporation.

         2. The Board of Directors of the Cooperative, at a meeting held on December 4, 1990, duly adopted a resolution setting forth the following amendment (the "Amendment") to the Cooperative's Certificate of Incorporation, declaring the Amendment's advisability and directing that the Amendment be submitted to a vote of the Cooperative's stockholders at the Cooperative's 1991 Annual Meeting of Stockholders, all in accordance with Section 242 of the General Corporation Law of Delaware. The Amendment amends Article IV(a)(i) of the Cooperative's Certificate of Incorporation to read in its entirety as follows:

                                  Article IV(a)

               (i) Membership Common Stock shall be divided into nineteen Series, designated A through S. Except for Series H, I, K and L, which shall consist of one (1) share each, the Board of Directors of the Corporation shall have the right, power of authority to establish and to increase or decrease the number of shares of each series of Membership Common Stock consistent with and in order to effectuate the terms of the Bylaws of the Corporation, except that in no event shall the aggregate number of authorized shares of Series A through G, inclusive, J, and Series M through S, inclusive, of Membership Common Stock exceed 1,996 shares. Each stockholder member of each of Series A through J, and of Series M through S shall be entitled to cast one (1) vote to elect one (1) member of the Board of Directors to represent its Series. Each stockholder member shall also be entitled to cast one (1) vote to elect the member of the Board of Directors representing Series J or Series M through S, inclusive, to the extent and in the manner provided in the Bylaws of the Corporation. Each stockholder member of each of Series K and Series L shall be entitled to cast one (1) vote to elect each of two (2) members of the Board of Directors to represent its Series.

         3. The Cooperative's stockholders duly adopted the Amendment on February 14, 1991, at the Cooperative's 1991 Annual Meeting of Stockholders, in accordance with Section 242 of the General Corporation Law of Delaware.

         IN WITNESS WHEREOF, the undersigned have signed this certificate on March 19, 1991.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


                                       /s/   R. James Straus
                                       ------------------------------------
                                       R. James Straus, Assistant Secretary



STATE OF KENTUCKY         )
                          )
COUNTY OF JEFFERSON       )

         On March 19, 1991, before me, a notary public for the state and county aforesaid, personally came Thomas D. Henrion, President of KFC National Purchasing Cooperative, Inc., a Delaware corporation, known to me as such, and in his capacity as President acknowledged the foregoing certificate to be his act and deed, and, being first duly sworn, stated that the facts stated in the foregoing certificate are true.


                                       /s/   D. Jennemann
                                       ------------------------------------
                                       Notary Public

                                       Commission Expires:    10/12/92
                                                              -------------

                           CERTIFICATE OF DESIGNATIONS
                                       OF
                             MEMBERSHIP COMMON STOCK
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.

--------------------------------------------------------------------------------


                        Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware

--------------------------------------------------------------------------------



         KFC NATIONAL PURCHASING COOPERATIVE, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, Hereby Certifies That:

         1. The name of the Corporation is KFC National Purchasing Cooperative, Inc.

         2. The Certificate of Incorporation of the Corporation, as filed on September 6, 1978 and as amended April 22, 1982, June 5, 1987 and March 22, 1991, provides for a class of stock known as Membership Common Stock, consisting of 1,996 shares, without par value, which are divided into nineteen series designated A-S. The Certificate of Incorporation expressly authorizes the Board of Directors of the Corporation to allocate the number of authorized shares of Membership Common Stock among the various series of stock, except with respect to Series H, I, K and L.

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and in accordance with Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of the Cooperative at a regular meeting held on May 20, 1991, adopted the following resolution:

         RESOLVED THAT, as contemplated by Article IV(a) of the Cooperative's Certificate of Incorporation and by Section 2.4 of the Cooperative's Bylaws, the Board of Directors hereby allocates, and ratifies its allocation of, 1,600 of the Cooperative's 1,996 authorized shares of Membership Common among Series A-G and J Membership Common Stock, as set forth below:

                    For Stockholder Members Who Own
                  or Operate a Kentucky Fried Chicken
   Shares           Retail Outlet in Following Areas               No. Of Shares
   ------         -----------------------------------              -------------
     A           Indiana, Michigan, Ohio and West Virginia              200

     B           Arkansas, Colorado, Kansas, Missouri, New              200
                 Mexico, Oklahoma and Texas

                    For Stockholder Members Who Own
                  or Operate a Kentucky Fried Chicken
   Shares           Retail Outlet in Following Areas               No. Of Shares
   ------         -----------------------------------              -------------
     C           Connecticut, Delaware, District of                     200
                 Columbia, Maine, Maryland,
                 Massachusetts, New Hampshire, New
                 Jersey, New York, Pennsylvania, Rhode
                 Island and Vermont

     D           Alaska, Hawaii, Idaho, Montana, Oregon,                200
                 Washington and Wyoming

     E           Alabama, Florida, Georgia, Kentucky,                   200
                 Louisiana, Mississippi, North Carolina,
                 South Carolina, Tennessee and Virginia

     F           Illinois, Iowa, Minnesota, Nebraska, North             200
                 Dakota, South Dakota and Wisconsin

     G           Arizona, California, Nevada and Utah                   200

     J           Foreign Territories                                    200


         4. The resolution set forth in this Certificate of Designations was duly adopted in accordance with the provisions of the Corporation's Certificate of Incorporation, the Corporation's Bylaws and the General Corporation Law of the State of Delaware, has not been amended or revoked and remains in full force and effect.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its President, attested by its Assistant Secretary, and acknowledged by a notary public as of this 24th day of June, 1991.

                                       KFC NATIONAL PURCHASING COOPERATIVE,
                                         INC.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President

Attest:


/s/   R. James Straus
------------------------------------
R. James Straus, Assistant Secretary

                                 ACKNOWLEDGMENT


COMMONWEALTH OF KENTUCKY           )
                                   )  SS:
COUNTY OF JEFFERSON                )


         I, THOMAS D. HENRION, being duly sworn, depose and state that I am the President of KFC NATIONAL PURCHASING COOPERATIVE, INC., a Delaware corporation ("Corporation"), that I have read the foregoing instrument and know the contents thereof to be true, and that signing the foregoing instrument is the act and deed of the Corporation.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President

                  Sworn to before me this   24th   day of     June, 1991.
                                          --------         -----------
                  My commission expires    10/12/92 .
                                          ----------

                                       /s/   Deborah Jennemann
                                       ------------------------------------
                                       Notary Public


I hereby certify that I
prepared the foregoing
document:


/s/  Cynthia L. Stewart
--------------------------
Cynthia L. Stewart
BROWN, TODD & HEYBURN
1600 Citizens Plaza
Louisville, Kentucky 40202

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                             MEMBERSHIP COMMON STOCK

                                       OF

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.

--------------------------------------------------------------------------------

                        Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware

--------------------------------------------------------------------------------



         KFC NATIONAL PURCHASING COOPERATIVE, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, Hereby Certifies That:

         1. The name of the Corporation is KFC National Purchasing Cooperative, Inc.

         2. The Certificate of Incorporation of the Corporation, as filed on September 6, 1978 and as amended April 22, 1982, June 5, 1987, May 18, 1990 and March 22, 1991, provides for a class of stock known as Membership Common Stock, no par value, with respect to which 2,000 shares are authorized. Membership Common Stock is divided into nineteen series designated A-S. The Certificate of Incorporation expressly authorizes the Board of Directors of the Corporation to allocate 1,996 of the 2,000 authorized shares of Membership Common Stock among the various series of stock, excluding Series H, I, K and L.

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and in accordance with Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of the Cooperative at a regular meeting held on December 3, 1991, adopted the following resolution:

         RESOLVED THAT, as contemplated by Article IV(a) of the Cooperative's Certificate of Incorporation and by Section 2.4 of the Cooperative's Bylaws, the Board of Directors hereby allocates, and ratifies its allocation of, 1,700 of the Cooperative's 1,996 authorized shares of Membership Common among Series A-G, J and M Membership Common Stock, as set forth below:

                       For Stockholder Members Who Own
                     or Operate a Kentucky Fried Chicken
    Shares             Retail Outlet in Following Areas           No. Of Shares
    ------           ------------------------------------         -------------
      A              Indiana, Michigan, Ohio and West Virginia          200

      B              Arkansas, Colorado, Kansas, Missouri, New          200
                     Mexico, Oklahoma and Texas

      C              Connecticut, Delaware, District of                 200
                     Columbia, Maine, Maryland,
                     Massachusetts, New Hampshire, New
                     Jersey, New York, Pennsylvania, Rhode
                     Island and Vermont

      D              Alaska, Hawaii, Idaho, Montana, Oregon,            200
                     Washington and Wyoming

      E              Alabama, Florida, Georgia, Kentucky,               200
                     Louisiana, Mississippi, North Carolina,
                     South Carolina, Tennessee and Virginia

      F              Illinois, Iowa, Minnesota, Nebraska, North         200
                     Dakota, South Dakota and Wisconsin

      G              Arizona, California, Nevada and Utah               200

      J              Foreign Territories other than Canada              200

      M              Canada                                             100


         4. The resolution set forth in this Certificate of Designations was duly adopted in accordance with the provisions of the Corporation's Certificate of Incorporation, the Corporation's Bylaws and the General Corporation Law of the State of Delaware, has not been amended or revoked and remains in full force and effect.

                                    AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                            CERTIFICATE OF AMENDMENT


         The undersigned hereby certifies that

         1. He is the duly elected and acting President of KFC National Purchasing Cooperative, Inc. (the "Cooperative"), a Delaware corporation.

         2. The Board of Directors of the Cooperative, at a meeting held on August 16, 1992, duly adopted a resolution setting forth the following amendments (the "Amendments") to the Cooperative's Certificate of Incorporation, declaring the Amendments' advisability and directing that the Amendments be submitted to a vote of the Cooperative's stockholders at the Cooperative's Special Meeting of Stockholder Members held on November 6, 1992, all in accordance with Section 242 of the General Corporation Law of Delaware. The Amendments amend Articles IV(a)(i), add a subsection (vi) to Article IV(a), and add a new Article IX of the Cooperative's Certificate of Incorporation as follows:

                                  Article IV(a)

               (i) Membership Common Stock shall be divided into twenty-six series, designated A through Z. Except for Series H, I, K and L, which shall consist of one (1) share each, the Board of Directors of the corporation shall have the right, power and authority to establish and to increase or decrease the number of shares of each series of Membership Common Stock consistent with and in order to effectuate the terms of the bylaws of the corporation, except that in no event shall the aggregate number of authorized shares of Series A through G, inclusive, J, and Series M through Z, inclusive, of Member-ship Common Stock exceed 1,996 shares. Each stockholder member of each of Series A through J, and of Series M through Z, shall be entitled to cast one (1) vote to elect one (1) member of the Board of Directors to represent its Series. Each stockholder member shall also be entitled to cast one (1) vote to elect the member of the Board of Directors representing Series J or Series M through Z, inclusive, to the extent and in the manner provided in the bylaws of the corporation. Each stockholder member of each of Series K and Series L shall be entitled to cast one (1) vote to elect each of the two (2) members of the Board of Directors to represent its Series.

               (vi) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, by filing a certificate pursuant to the applicable laws of the State of Delaware, to fix whether the shares of each series shall have conversion privileges, and, if so, the terms and conditions of each conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

                                   Article IX

               The Board of Directors shall have the power to make, adopt, amend or repeal from time to time bylaws of the corporation, subject to the right of the Stockholder Members to adopt, amend or repeal the bylaws.

         3. The Cooperative's stockholders duly adopted the Amendments on November 6, 1992, at a Special Meeting of Stockholder Members held the same day, in accordance with Section 242 of the General Corporation Law of Delaware.

         IN WITNESS WHEREOF, the undersigned has signed this certificate on November 18, 1992.



                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


Attest:


/s/   R. James Straus
------------------------------------
R. James Straus, Assistant Secretary

STATE OF KENTUCKY

COUNTY OF JEFFERSON

         On November __, 1992, before me, a notary public for the state and county aforesaid, personally came Thomas D. Henrion, President of KFC National Purchasing Cooperative, Inc., a Delaware corporation, known to me as such, and in his capacity as President acknowledged the foregoing certificate to be his act and deed, and, being first duly sworn, stated that the facts stated in the foregoing certificate are true.



                                       /s/   Terri L. Burks
                                       ------------------------------------
                                       Notary Public

                                       Commission Expires:    9/19/95
                                                            ---------------


I hereby certify that I
prepared the foregoing document:



/s/  Cynthia L. Stewart
-------------------------------
Cynthia L. Stewart
Brown, Todd & Heyburn
1600 Citizens Plaza
Louisville, Kentucky  40202

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                             MEMBERSHIP COMMON STOCK

                                       OF

                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


--------------------------------------------------------------------------------

                        Pursuant to Section 151(g) of the
                General Corporation Law of the State of Delaware

--------------------------------------------------------------------------------


         KFC NATIONAL PURCHASING COOPERATIVE, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, Hereby Certifies That:

         I. The name of the Corporation is KFC National Purchasing Cooperative, Inc.

         II. The Certificate of Incorporation of the Corporation, as filed on September 6, 1978 and as amended April 22, 1982, June 5, 1987, May 18, 1990, March 22, 1991, April 2, 1992 and November 19, 1992, provides for a class of stock known as Membership Common Stock, no par value, with respect to which 2,000 shares are authorized. Effective upon the filing with the Delaware Secretary of State of amendments to Article IV of the Corporation's Certificate of Incorporation (the "Certificate Amendments") on November 19, 1992, Membership Common Stock is divided into twenty-six series designated A-Z. The Certificate of Incorporation expressly authorizes the Board of Directors of the Corporation to allocate 1,996 of the 2,000 authorized shares of Membership Common Stock among the various series of stock, excluding Series H, I, K and L. Certain related amendments to the Corporation's Bylaws (the "Bylaw Amendments") were adopted by the Board of Directors on August 16, 1992, and ratified by the stockholder members on November 6, 1992.

         III. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and in accordance with Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of the Cooperative at a regular meeting held on August 16, 1992, adopted the following resolutions:

                  "RESOLVED, that effective upon the effectiveness of the related Certificate Amendments and Bylaw Amendments, as contemplated by
         Article IV(a) of the Certificate of Incorporation of the KFC National Purchasing Cooperative, Inc. (the "Cooperative") and by Section 2.4 of the Cooperative's Bylaws, the Board of Directors hereby reduces to 1,350 from 1,700 the number of the Cooperative's authorized shares of Membership Common Stock among Series A-G, J and M Membership Common Stock so that each Series has the number of authorized shares as set forth below:

                         For Stockholder Members Who Own
                       or Operate a Kentucky Fried Chicken
    Series               Retail Outlet in Following Areas          No. Of Shares
    ------             -----------------------------------         -------------
      A               Indiana, Michigan, Ohio and West Virginia           150

      B               Arkansas, Colorado, Kansas, Missouri, New           150
                      Mexico, Oklahoma and Texas

      C               Connecticut, Delaware, District of                  150
                      Columbia, Maine, Maryland,
                      Massachusetts, New Hampshire, New
                      Jersey, New York, Pennsylvania, Rhode
                      Island and Vermont

      D               Alaska, Hawaii, Idaho, Montana, Oregon,             150
                      Washington and Wyoming

      E               Alabama, Florida, Georgia, Kentucky,                150
                      Louisiana, Mississippi, North Carolina,
                      South Carolina, Tennessee and Virginia

      F               Illinois, Iowa, Minnesota, Nebraska, North          150
                      Dakota, South Dakota and Wisconsin

      G               Arizona, California, Nevada and Utah                150

      J               Foreign Territories other than Canada               150

      M               Canada                                              150

         "FURTHER, RESOLVED that it is acknowledged that the number of authorized shares for each Series has not been reduced to a number below the number of shares of such Series issued and outstanding."

         "RESOLVED, that effective upon the effectiveness of the related Certificate Amendments and Bylaw Amendments, as contemplated by Article IV(a) of the Certificate of Incorporation of the KFC National Purchasing Cooperative, Inc. (the "Cooperative") and by Section 2.4 of the Cooperative's Bylaws, the Board of Directors hereby allocates 600 of the Cooperative's authorized shares of Membership Common Stock among Series N through Q and, except for the share of Series N Membership Common Stock owned by the International Association of Taco Bell

         Franchisees, Inc. (the "IATBF"), establishes the terms and conditions upon which each share of Series N through Q Membership Common Stock shall be converted automatically from time to time into a share of the various series of Series N through Q as set forth below. For purposes of this resolution, a Taco Bell Franchisee is defined as each sole proprietor, partnership, corporation or other entity who is or becomes a direct or indirect Taco Bell franchisee of Taco Bell Corp., a California corporation, or its successors, assigns, affiliates, or related companies; the term Taco Bell Franchisee does not include the IATBF.

         Section 1. Allocation of Series. The number of shares constituting each of Series N through Series Q shall be as follows:

                   Series                                No. Of Shares
                   ------                                -------------
                      N                                        150
                      O                                        150
                      P                                        150
                      Q                                        150

         Section 2. Designation of Series. Each Taco Bell Franchisee shall be entitled to purchase one share of Membership Common Stock of one of the following series set forth in Column 1 below (a "Taco Bell Membership Share"), but only if such franchisee owns or operates, or pursuant to Section 2.3 of the Cooperative's Bylaws, is deemed to own or operate, a Taco Bell retail outlet in one or more of the areas ("Taco Bell Areas") set forth in the corresponding line of Column 2 below, and only if the number of shares of Store Common Stock indicated in the corresponding line(s) of Column 3 below have in the aggregate been purchased by stockholder members with respect to Taco Bell retail outlet ("Taco Bell Store Shares"). The IATBF shall be entitled to purchase one share of Series N Membership Common Stock.

                Column 1             Column 2                    Column 3
                --------          ---------------           -------------------
                 Series           Taco Bell Areas           Number of Taco Bell
                                                               Store Shares
                --------          ---------------           -------------------
I                   N              1 through 6             Less than 400

II                  O              1 through 6             Less than 650, but 400 or
                                                           more
III                 O              1, 2, and 3
                                                           Less than 900, but 650 or
                                                           more
                    P              4, 5, and 6


                Column 1             Column 2                    Column 3
                --------          ---------------           -------------------
                 Series           Taco Bell Areas           Number of Taco Bell
                                                               Store Shares
                --------          ---------------           -------------------
 IV                 O              1 and 2

                    P              3 and 4                        900 or more

                    Q              5 and 6


         The Taco Bell Areas listed in Column 1 below include the areas set forth in the corresponding line(s) of Column 2 below.

            Column 1                                       Column 2
            --------                                       --------
          Area Number                                        Area
          -----------
               1                  (Northeast): Connecticut, Delaware, District of Columbia, Maine,
                                  Maryland, Massachusetts, New Hampshire, New Jersey, New
                                  York, Pennsylvania, Rhode Island, Vermont, Virginia and West
                                  Virginia.

               2                  (Southeast): Alabama, Florida, Georgia, Kentucky, Mississippi,
                                  North Carolina, South Carolina and Tennessee.

               3                  (Midwest): Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota,
                                  Missouri, Nebraska, North Dakota, Ohio, South Dakota and
                                  Wisconsin.

               4                  (Southwest): Arkansas, Arizona, Louisiana, New Mexico,
                                  Oklahoma and Texas.

               5                  (Northwest): Alaska, Colorado, Idaho, Montana,
                                  Oregon, Utah, Washington, Wyoming and Northern
                                  California (all of California except Counties of San Luis Obispo, Santa Barbara, Kern,
                                  Ventura, Los Angeles, San Bernardino, Orange,
                                  Riverside, San Diego and Imperial).

              6                   (Far West): Hawaii, Guam, Nevada and the California Counties of
                                  San Luis Obispo, Santa Barbara, Kern, Ventura, Los Angeles, San
                                  Bernardino, Orange, Riverside, San Diego and Imperial.

         Section 3. Conversion of Series. If Taco Bell Franchisees shall at any time own less than 400 Taco Bell Store Shares, then all Taco Bell Membership Shares shall automatically be Series N

Shares. If Taco Bell Franchisees shall at any time own 400 or more but less than 650 Taco Bell Store Shares, then all Taco Bell Membership Shares owned by Taco Bell Franchisees shall automatically be Series O shares. If Taco Bell Franchisees shall at any time own 650 or more but less than 900 Taco Bell Store Shares, then all Taco Bell Membership Shares owned by Taco Bell Franchisees shall automatically be Series O or Series P shares depending on the franchisee's Taco Bell Area as determined above. If Taco Bell Franchisees shall at any time own 900 or more Taco Bell Store Shares, then all Taco Bell Membership Shares owned by Taco Bell Franchisees shall automatically be Series O, Series P or Series Q shares depending on the franchisee's Taco Bell Area as determined above."

         IV. The resolutions set forth in this Certificate of Designations were duly adopted in accordance with the provisions of the Corporation's Certificate of Incorporation, the Corporation's Bylaws and the General Corporation Law of the State of Delaware, have not been amended or revoked and remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its President and attested to by its Assistant Secretary as of this 4th day of December, 1992.

                                       KFC NATIONAL PURCHASING COOPERATIVE,
                                         INC.


                                       /s/   Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


Attest:


/s/   R. James Straus
------------------------------------
R. James Straus, Assistant Secretary

                                 ACKNOWLEDGEMENT


COMMONWEALTH OF KENTUCKY           )
                                   )  ss:
COUNTY OF JEFFERSON                )

         I, THOMAS D. HENRION, being duly sworn, depose and state that I am the President of KFC NATIONAL PURCHASING COOPERATIVE, INC., a Delaware corporation (the "Corporation"), that I have read the foregoing instrument and know the contents thereof to be true, and that signing the foregoing instrument is the act and deed of the Corporation.


SEAL                                   /s/  Thomas D. Henrion
                                       ------------------------------------
                                       Thomas D. Henrion, President


         Sworn to before me this 4th day of December, 1992.

         My Commission expires:     7-27-96.
                                   ---------


/s/  Carol Mudd
---------------------------
Notary Public


I hereby certify that I
prepared the foregoing
document:


/s/  James A. Giesel
---------------------------
James A. Giesel
BROWN, TODD & HEYBURN
1600 Citizens Plaza
Louisville, Kentucky 40202